SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(D) of The
                         Securities Exchange Act of 1934


                                 Date of Report
                                   May 7, 2004
                       ----------------------------------
                        (Date of earliest event reported)


                             Commission File Number
                                    333-72213


                            BFC Financial Corporation
          -------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

                                     Florida
                           ---------------------------
                            (State of Incorporation)


                                   59-2022158
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                      (IRS Employer Identification Number)


                           1750 East Sunrise Boulevard
                               Fort Lauderdale, FL
                                      33304
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (954) 760-5200
                      ------------------------------------
                          Registrant's telephone number

Item 5.     Other Events

On May 7, 2004, the Board of Directors of BFC Financial Corporation announced that its Board of Directors has declared a five for-four common stock split, effected in the form of a 25 percent common stock dividend. The stock dividend is payable in Class A stock to both Class A and Class B common stockholders of record at the close of trading on May 17, 2004. The Board has set the payment date for May 25, 2004. Fractional shares will be rounded up to the next whole share of Class A common stock.

Due to accounting and tax considerations, with respect to options to purchase Class B stock previously granted under the Company's stock option plan, the stock split dilution adjustments, with regard to these Class B options, will be made in Class B stock.

Item 7.           Financial Statements and Exhibits
(c)               Exhibits

99.1              Press Release dated November 10, 2003




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BFC Financial Corporation



By:         /s/ Glen R. Gilbert
            -----------------------
Name:       Glen R. Gilbert
Title:      Executive Vice President


Dated: May 7, 2004